1




                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 22, 2004


                               MOUNTAIN OIL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    333-37842
                                    ----------
                              (COMMISSION FILE NO.)

                               UTAH     87-0639343
             -----------------------------------------------------
                (STATE OR OTHER JURISDICTION OF     (IRS EMPLOYER
             INCORPORATION OR ORGANIZATION)     IDENTIFICATION NO.)


                    3191 NORTH CANYON ROAD, PROVO, UTAH 84604
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (801) 373-3990
                                 --------------
                         (REGISTRANT'S TELEPHONE NUMBER)

                                 NOT APPLICABLE
                 (FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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               ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

     MOUNTAIN OIL, INC. SIGNED A DEFINITIVE AGREEMENT FOR THE ACQUISITION OF DENTAL COOPERATIVE, INC. ON JANUARY 22, 2004. DENTAL COOPERATIVE WAS ORGANIZED IN 1998 FOR THE PURPOSE OF ORGANIZING DENTISTS INTO A COOPERATIVE MODEL OF CONTRACTUALLY NETWORKED PRACTICES, ALLOWING MEMBER DENTISTS TO ACCESS A VARIETY OF BENEFITS FROM THE COOPERATIVE STRUCTURE, SUCH AS SUPPLIES PURCHASING PROGRAMS, INSURANCE AND EMPLOYEE BENEFITS PROGRAMS, AND OPPORTUNITIES FOR PROFIT SHARING THROUGH THE COOPERATIVE MODEL.

     THE DEFINITIVE AGREEMENT PROVIDES FOR THE ISSUANCE OF 18,823,288 SHARES OF MOUNTAIN OIL COMMON STOCK IN EXCHANGE FOR ALL THE ISSUED AND OUTSTANDING CAPITAL STOCK OF DENTAL COOPERATIVE. FOLLOWING THE ACQUISITION, DENTAL COOPERATIVE WILL BE A WHOLLY OWNED SUBSIDIARY OF MOUNTAIN OIL. AS A NEGOTIATED ELEMENT OF THE PROPOSED TRANSACTION, MOUNTAIN OIL HAS AGREED TO "SPIN-OFF" ITS OPERATING SUBSIDIARY, OAKRIDGE RESOURCES, INC., BY DISTRIBUTING ALL OF THE COMMON STOCK OF OAKRIDGE TO THOSE PERSONS WHO ARE CURRENT STOCKHOLDERS OF MOUNTAIN OIL. IN CONNECTION WITH THE ACQUISITION, MOUNTAIN OIL WILL SUBMIT TO ITS STOCKHOLDERS A PROPOSAL TO CHANGE ITS NAME TO DENTAL PATIENT CARE AMERICA, INC., AND PROPOSE FOR ELECTION TWO NEW DIRECTORS DESIGNATED BY DENTAL COOPERATIVE TO REPLACE JOSEPH OLLIVIER AND LYNN STRATFORD. HARRY L. "PETE" PETERSON WILL CONTINUE TO SERVE AS A DIRECTOR FOLLOWING THE ACQUISITION.

     CONSUMMATION OF THE TRANSACTION, AS WELL AS THE SPIN-OFF OF OAKRIDGE, IS SUBJECT TO APPROVAL BY THE STOCKHOLDERS OF BOTH MOUNTAIN OIL AND DENTAL COOPERATIVE, COMPLIANCE WITH STATUTORY REQUIREMENTS, AND THE SATISFACTION OF OTHER CONDITIONS STATED IN THE DEFINITIVE AGREEMENT. CONSEQUENTLY, THE PUBLIC IS URGED NOT TO SPECULATE IN THE COMMON STOCK OF MOUNTAIN OIL.

                   ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

                                   SEC REF. NO
                                  TITLE OF DOCUMENT
     AGREEMENT  AND  PLAN  OF  REORGANIZATION  DATED  JANUARY  22, 2004, WITHOUT
      DISCLOSURE  SCHEDULES  OF  DENTAL  COOPERATIVE,  INC.
      DISCLOSURE  SCHEDULES  OF  MOUNTAIN  OIL,  INC.
      EXHIBIT  A  -  FORM  OF  ARTICLES  OF  MERGER
      EXHIBIT  B  -  FORM  OF  CERTIFICATE  SURRENDER  FORM
      EXHIBIT  C  -  FORM  OF  INDEMNITY  AGREEMENT
      EXHIBIT  D  -  FORM  OF  LOCKUP  AGREEMENT
                                       2.1
99.1     MOUNTAIN  OIL  PRESS  RELEASE  DATED  JANUARY  26,  2004


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                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

     MOUNTAIN  OIL,  INC.


DATE:  JANUARY  29,  2004     BY:  ________________________________
                                   JOSEPH  F.  OLLIVIER,  PRESIDENT